SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2002

JDN REALTY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-12844	58-1468053
(Commission File Number)	(I.R.S. Employer Identification No.)

359 East Paces Ferry Road Suite 400 Atlanta, Georgia	30305
(Address of Principal Executive Offices)	(Zip Code)

(404) 262-3252
(Registrant’s Telephone Number, including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 9.    Regulation FD Disclosure.

On November 14, 2002, JDN Realty Corporation (the “Registrant”) filed with the Securities and Exchange Commission its Report on Form 10-Q for the quarter ended September 30, 2002 (the “Report”). Accompanying the Report were certifications of the Registrant’s Chief Executive Officer and Chief Financial Officer provided to comply with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of these certifications are attached as exhibits to this report.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1
Certification of the Chief Executive Officer and Chief Financial Officer of JDN Realty Corporation Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDN REALTY CORPORATION

By:	/S/ CRAIG MACNAB
Craig Macnab, Chief Executive Officer
Date: November 14, 2002